CAPSTEAD INVESTOR PRESENTATION February 2, 2010 Exhibit 99.1

CAPSTEAD

Safe Harbor Statement -
Private Securities Litigation Reform Act of 1995
Forward Looking Information
This document contains “forward-looking statements” (within the meaning of the Private Securities
Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Capstead’s actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of the Company’s investments and other factors.  As discussed in the Company’s filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable qualifying investments from both an investment return and regulatory perspective, the availability of new investment capital, the availability of financing at reasonable levels and terms to support investing on a leveraged basis, fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of differing levels of leverage employed, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.  In addition to the above considerations, actual results and liquidity related to investments in loans secured by commercial real estate are affected by borrower performance under operating and/or development plans, lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.

CAPSTEAD

Agency-guaranteed residential mortgage securities are considered to have little, if any, credit risk, particularly given recent federal government support for Fannie Mae and Freddie Mac
As a result, these investments are highly liquid and can be financed with multiple funding providers through standard repurchase arrangements
Overview
We manage a leveraged portfolio of residential adjustable-rate mortgage, or ARM, securities issued and guaranteed by Fannie Mae, Freddie Mac or
Ginnie Mae that reset to more current interest rates within a relatively short period of time allowing for:
• potential expansion of financing spreads during periods of falling interest rates,
• potential recovery of financing spreads diminished during periods of rising interest rates, and
• smaller fluctuations in portfolio values from changes in interest rates compared to investments in fixed-rate mortgage securities
We are self-managed with low G&A costs and a conservative incentive structure
Business
Strategy
Management
Structure
Capstead is a Real Estate Investment Trust formed in 1985, headquartered in Dallas, Texas

CAPSTEAD

Experienced Management Team
Andrew F. Jacobs - President and Chief Executive Officer, Director
– Has served in various executive positions with us since 1988
– Certified Public Accountant, member of the Board of Governors of the National Association of Real Estate
Investment Trusts (“NAREIT”), the Executive Committee of the Chancellors Council of the University of Texas
System, the Executive Council of the Real Estate Finance and Investment Center at the University of Texas at
Austin, the American Institute of Certified Public Accountants (“AICPA”), the Texas Society of Certified Public
Accountants (“TSCPA”), the National Association of Corporate Directors (“NACD”), and the Financial Executive
International (“FEI”).
Phillip A. Reinsch – Executive Vice President and Chief Financial Officer, Secretary
– Has held various financial accounting and reporting positions with us since 1993
– Formerly employed by Ernst & Young LLP as an audit senior manager focusing on mortgage banking and asset securitization
– CPA, Member AICPA, TSCPA, FEI
Robert A. Spears – Executive Vice President, Director of Residential Mortgage Investments
– Has served in asset and liability management positions with us since 1994
– Formerly vice president of secondary marketing with NationsBanc Mortgage Corporation
Michael W. Brown – Senior Vice President, Asset and Liability Management, Treasurer
– Has served in asset and liability management positions with us since 1994
– MBA, Southern Methodist University, Dallas, Texas
Over 80 years of combined mortgage finance industry experience,
67 years at Capstead

CAPSTEAD

Market Snapshot
(in thousands, except percentages and per share amounts)
Perpetual Preferred Trust Total Long-Term
Common Series A Series B Preferred Investment Capital
NYSE Stock Ticker  CMO CMOPRA CMOPRB
Shares outstanding
(a)
69,319 188 15,819
Preferred dividend rate (annualized) $1.60 $1.26
Cost of preferred capital (annualized) 11.44% 11.28% 8.49% 10.28%
Price as of January 27, 2010 $13.49 $21.72 $14.41
Book value per common share
(a)
$11.99
Price as a multiple of book value 113%
Recorded value
(a)
$834,608 $2,630 $176,703 $99,978 $1,113,919
Market cap as of January 27, 2010
(b)
$935,113 $4,083 $227,952 $99,978 $1,267,126
  (a)    As of December 31, 2009
  (b)    Excludes any shares issued subsequent to year-end.

CAPSTEAD

(a)    See pages 15 and 16 for discussion of use of Core Earnings and Core Earnings per diluted common share, non-GAAP financial measures.
(b)    See page 14 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
Fourth Quarter Highlights
Core Earnings
(a)
of $43 million or $0.54 per diluted common
share
GAAP earnings of $3 million or a loss of $0.04 per diluted
common share, after $40 million in charges which nearly
eliminates exposure to commercial real estate loans
Book value ended year at $11.99 per common share
Portfolio increased to $8.1 billion
Portfolio leverage ended year at 6.67 times long-term
investment capital
Total financing spreads averaged 2.21% while financing
spreads on mortgage assets averaged 2.40%
(b)

CAPSTEAD

Low Risk Agency-guaranteed Residential
ARM Securities Investment Strategy
Current-Reset
ARMs
($6.14 billion)
Longer-to-Reset
ARMs
($1.74 billion)
(investment basis as of December 31, 2009)
Over 99% of the securities in our portfolio are backed by well-seasoned mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less
Capstead has long-term relationships with most of its 20 active lending counterparties and is constantly seeking to expand counterparty relationships
The duration of our assets and liabilities was approximately 8½ months and 5¼
months, respectively, for a net duration gap of approximately 3¼ months
78%
22%
Financed primarily with 30- to 90-day “repo”
borrowings
Interest rate risk mitigated on macro basis
with two-year swap agreements ($2.8 billion
at 1.83%, 13 month average maturity as of
December 31, 2009) or longer-term repo, if
available at attractive rates and terms

12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009

12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009

CAPSTEAD

Financing Spreads
Fed Funds vs. One-Month Libor
Our portfolio is currently earning above market rates (3.59% during 4 Qtr vs. 2.71% on 4 Qtr purchases) – if current conditions persist, portfolio yields will drift lower as the underlying mortgages reset to more current rates and as new acquisitions are made
Rates on our borrowings will continue declining in this environment as older, higher-rate swap positions terminate and are replaced with a combination of 30-day borrowings (currently at less than 25 bps) and new swap positions (2-year swaps currently pricing in the 110’s)
Under these conditions, we anticipate that the impact on financing spreads from declining portfolio yields will be muted by declining borrowing rates
Yields on Mortgage Assets vs. Borrowing Rates
0.0%
2.0%
4.0%
6.0%
8.0%
Yields Borrowing Rate
Financing spreads on mortgage assets*
4th
Qtr 2009:   2.40%
High:               3.71%
Low:                 (.16)
Average:         1.56
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
Fed Funds   1-Month LIBOR
th
th
*
See page 14 for discussion of use of  financing spread on mortgage assets, a non-GAAP financial measure.

CAPSTEAD A P P E N D I X 9

CAPSTEAD

Comparative Balance Sheet
(in thousands, except per share amounts)
December 31, 2008 December 31, 2007
(unaudited)
Assets
Mortgage securities and similar investments 8,091,103 $    7,499,249 $   7,108,438 $
($7.86 billion pledged under repurchase arrangements)
Cash collateral receivable from interest rate swap counterparties 30,485           53,676           1,800
Interest rate swap agreements at fair value 1,758               -   -
Cash and cash equivalents 409,623         96,839           6,653
Receivables and other assets 92,817           76,481           88,918
Investments in unconsolidated affiliates 3,117             3,117            3,117
8,628,903 $    7,729,362 $   7,208,926 $
Liabilities
Repurchase arrangements and similar borrowings 7,435,256 $    6,751,500 $   6,500,362 $
Unsecured borrowings 103,095         103,095         103,095
Interest rate swap agreements at fair value 9,218             46,679           2,384
Common stock dividend payable 37,432           22,728           9,786
Accounts payable and accrued expenses 29,961           44,910           32,382
7,614,962      6,968,912      6,648,009
Stockholders' Equity
Perpetual preferred stock 179,333         179,460         179,533
Common stock 661,724         618,369         344,423
Accumulated other comprehensive income (loss) 172,884         (37,379)          36,961
1,013,941      760,450         560,917
8,628,903 $    7,729,362 $   7,208,926 $
Long-term investment capital
unsecured borrowings, net of related investments in
statutory trusts) (unaudited) $1,113,919 $860,428 $660,895
Portfolio leverage
divided by long-term investment capital) (unaudited) 6.67:1 7.85:1 9.84:1
Book value per common share
liquidation preferences for the Series A and B preferred stock)
(unaudited) $11.99 $9.14 $9.25
         December 31, 2009
(stockholders’ equity and
(borrowings under repurchase arrangements
(calculated assuming

CAPSTEAD

Comparative Income Statement
(in thousands, except per share amounts) (unaudited)
Quarter Ended
December September June March December
2009 2009 2009 2009 2008
Interest income:
Mortgage securities and similar investments $ 70,458 $ 74,695 $ 81,062 $ 87,884 $ 95,397
Other 76 69 133 217 272
70,534 74,764 81,195 88,101 95,669
Interest expense:
Repurchase arrangements and similar borrowings (21,697) (26,802) (31,626) (39,957) (65,349)
Unsecured borrowings (2,187) (2,186) (2,187) (2,187) (2,187)
(23,884) (28,988) (33,813) (42,144) (67,536)
46,650 45,776 47,382 45,957 28,133
Other revenue (expense):
Impairment and related charges associated with
commercial real estate loan investments (39,673) – – – –
Miscellaneous other revenue (expense) (75) 16 (804) (105) (124)
Incentive compensation expense (1,334) (1,058) (1,243) (1,134) (1,180)
General and administrative expense (3,038) (2,713) (2,893) (2,707) (2,592)
(44,120) (3,755) (4,940) (3,946) (3,896)
Income before equity in earnings of
unconsolidated affiliates
2,530 42,021 42,442 42,011 24,237
Equity in earnings of unconsolidated affiliates 65 64 65 65 65
Net income
Net i ncome per diluted common share
$(0.04) $0.56 $0.58 $0.58 $0.32
Core Earnings
(a)
$ 42,908 $ 42,677 $ 43,745 $ 42,367 $ 23,545
Core Earnings per diluted common share
(a)
$ 0.54 $0.56 $0.60 $0.58 $0.30
Average balance on mortgage assets
$ 7,801,412 $7,564,203 $7,481,914 $7,517,220 $7,747,643
Average financing spread on mortgage assets
(b)
2.40% 2.40% 2.47% 2.33% 1.28%
Average financing spread on all interest - earning assets
2.21% 2.25% 2.31% 2.16% 1.17%
Investment premium amortization $ 8,994 $ 8,311 $ 6,618 $ 5,523 $ 6,141
(a)    See pages 15 and 16 for discussion of use of Core Earnings and Core Earnings per diluted common share, non GAAP financial measures.
(b) See page 14 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
$ 2,595 $ 42,085 $ 42,507 $ 42,076 $ 24,302

CAPSTEAD

Yield / Cost Analysis
(dollars in thousands)
* See page 14 for discussion of use of financing spread on mortgage assets, a non-GAAP financial measure.
Basis Yield/Cost Runoff Basis Yield/Cost Runoff
Agency-guaranteed securities:
Fannie Mae/Freddie Mac:
Fixed-rate $         7,323 6.47% 26.9% $     7,713 6.47% 23.2%
ARMs 7,420,397 3.59 21.1 7,130,322 3.96 21.8
Ginnie Mae ARMs 357,911 3.68 21.3 357,716 4.06 20.2
7,785,631 3.60 21.1 7,495,751 3.96 21.7
Unsecuritized residential mortgage loans:
Fixed-rate 3,717 6.93 5.7 4,321 6.67 44.7
ARMs 8,434 4.26 19.4 8,630 4.57 6.2
12,151 5.08 15.9 12,951 5.27 23.9
Commercial real estate loans 40,190 - - 44,267 - -
Commercial loans 10,060 9.63 - 7,576 9.59 -
3,630 8.54 3.0 3,658 5.84 14.8
7,851,662 3.59 20.9 7,564,203 3.95 21.6
Other interest-earning assets 218,195 0.14 111,733 0.25
8,069,857 3.50 7,675,936 3.90
30-day to 90-day interest rates 7,126,672 1.19 6,527,919 1.40
Greater than 90-day interest rates - - 253,259 5.15
Structured financings 3,630 8.54 3,658 5.84
7,130,302 1.19 6,784,836 1.55
Unsecured borrowings 103,095 8.49 103,095 8.49
7,233,397 1.29 6,887,931 1.65
Capital employed/ Total financing spread $     836,460 2.21 $ 788,005 2.25
Financing spread on mortgage assets * 2.40 2.40
Third Quarter Average
Secured borrowings based on:
Fourth Quarter Average
Collateral for structured financings

CAPSTEAD

Residential ARM Securities Portfolio Statistics
(as of December 31, 2009)
Fully
Indexed Average Average Average Months
Principal
        Cost Basis
Net
Net
Net Periodic Lifetime To
Balance
Premiums
$
%
WAC
WAC*
Margins
Caps
Caps
Roll
Current-reset ARMs:
Agency Securities:
Fannie/Freddie ARM securities $ 5,696,174  $ 81,651 $ 5,777,825 101.43 3.44% 2.55% 1.82% 3.26% 10.41% 5.3
Ginnie Mae ARM securities 354,611  2,210 356,821 100.62 3.94 2.03 1.53 1.00 10.08 5.5
Residential mortgage loans 7,974  67 8,041 100.84 3.93 2.50 2.06 1.56 11.12 5.5
6,058,759  83,928 6,142,687 101.39 3.47 2.52 1.80 3.13 10.40 5.3
Longer-to-reset ARMs:
Agency Securities:
Fannie/Freddie ARM securities 1,719,442  25,415 1,744,857 101.48 6.13 2.39 1.66 1.90 11.55 27.2
Total ARM securities $ 7,778,201  $ 109,343 $ 7,887,544 101.41 4.06 2.49 1.77 2.86 10.65 10.1
* Fully indexed net WAC represents the coupon upon one or more resets using interest rates indices as of September 30, 2009 and the applicable net margin.

CAPSTEAD

Use of Financial Spread on Mortgage Assets,
a Non-GAAP Financial Measure
Fourth Quarter 2009 (dollars in thousands)
Total Financing Spread, a  Financing Spread on Mortgage Assets, a
GAAP Measure
Non-GAAP Financial Measure
Interest
Income
(Expense)
Yield/Cost
Difference
Interest
Income
(Expense)
Yield/Cost
Correspondin
Third Quarter
2009
Yield/Cost
Interest income:
Mortgage assets $ 70,458 3.59% $ – $ 70,458 3.59% 3.95%
Other interest-earning assets 76 0.14 (76) – – –
70,534 3.50 (76) 70,458 3.59 3.95
Interest expense:
Secured borrowings (borrowings under
repurchase agreements) (21,697) 1.19 – (21,697) 1.19 1.55
Unsecured borrowings (2,187) 8.49 2,187 – – –
(23,884) 1.29 2,187 (21,697) 1.19 1.55
Net interest margin/financing spread $ 46,650 2.21 $ 2,111 $ 48,761 2.40 2.40
(a)
(b)
Other interest-earning assets consist of overnight investments and cash collateral receivable from interest rate swap counterparties.
(c)
Unsecured borrowings consist of junior subordinated notes with original terms of 30 years issued in 2005 and 2006 by Capstead to statutory trusts formed to issue $3.1 million of the trusts’ common securities to Capstead and to privately place $100.0 million of preferred securities to unrelated third party investors.  Capstead reflects its investment in the trusts as unconsolidated affiliates and considers the unsecured borrowings, net of these affiliates, a component of its long-term investment capital.
(b)
(c)
(a)
Net interest margin on mortgage assets and Financing spread on mortgage assets are non-GAAP financial measures (based solely on interest income and yields on the Company’s portfolio of mortgage securities, net of borrowings under repurchase agreements).
These measures are similar to the all-inclusive GAAP measures, Total net interest margin and Total financing spread
(based on all
interest-earning assets and all interest-bearing liabilities).

CAPSTEAD

Use of Core Earnings, a Non-GAAP Financial Measure
(in thousands) (unaudited)
Year Ended Quarter Ended
December December September June March December
2009 2008 2009 2009 2009 2009 2008
Net income (a GAAP financial measure) $ 129,263 $ 125,923 $ 2,595 $ 42,085 $ 42,507 $ 42,076 $ 24,302
Reclassify financial results associated
with non-core investments in
commercial real estate loans:
Net interest margin – (3,556)  – – – – (926)
Impairment charge on Nevis investment
39,249 –
39,249 – – – –
Impairment charge and loss on
consolidation of townhome  1,174 –
424 – 750 – –
development loans
Townhome development operating  36 –
36 – – – –
expenses, net
Legal and other related expenses 1,975 642
604 592 488 291 169
42,434 (2,914)  40,313 592 1,238 291 (757)
Core Earnings
(a non-GAAP financial measure)
Core Earnings and Core Earnings per diluted common share are non-GAAP financial performance measures closely associated with GAAP net income and net income (loss) per diluted common share.  The Company defines Core Earnings as GAAP net
income excluding financial results associated with non-core investments in commercial real estate loans.   The use of these non-
GAAP financial measures allows management and investors to evaluate the performance of the Company's core residential mortgage portfolio by removing commercial real estate lending activity that currently is limited to two nonperforming investments.
Core Earnings and Core Earnings per diluted common share are not substitutes for GAAP net income and net income (loss) per diluted common share as measures of our financial performance and should be not considered to be any measure of liquidity.  In addition, the Company's definition of Core Earnings and Core Earnings per diluted common share may not be comparable to similarly-titled non-GAAP financial measures used by other companies.  The table above and on the next page reconciles these non-GAAP financial measures to their associated GAAP financial measures.
$ 171,697
$ 123,009
$ 42,908
$ 42,677 $ 43,745
$ 42,367 $ 23,545

CAPSTEAD

Use of Core Earnings, a Non-GAAP Financial Measure
(in thousands, except per share amounts) (unaudited)
Year Ended Quarter Ended
December December September June March December
2009 2008 2009 2009 2009 2009 2008
Numerator for GAAP earnings (loss
per diluted common share $ 108,776 $ 105,285 $ (2,499) $41,903 $42,387 $41,839 $19,167
Exclude financial results associated
with non-core investments in
commercial real estate loans 42,434
(2,914)
40,313 592 1,238 291 (757)
Change in dividends on antidilutive
convertible preferred shares 19,932 –
5,058 – – – –
Change in earnings impact of
non-vested stock awards (242)  19
(210) (3) (7) (2) 5
Numerator for Core Earnings per
diluted common share
Denominator for GAAP earnings (loss)
per diluted common share
65,449 54,468
68,849 75,436 73,140 72,771 60,384
Change in net effect of dilutive
stock awards – –
67 – – – –
Change in net effect of dilutive
convertible preferred shares 9,627 –
9,940 – – – –
Denominator for Core Earnings per
diluted common share 75,076 54,468
78,856 75,436 73,140 72,771 60,384
Earnings (loss) per diluted common share
(a GAAP financial measure) $1.66 $ 1.93
$(0.04) $ 0.56 $ 0.58 $ 0.57 $ 0.32
Change due to above adjustments
0.62  (0.05)
0.58 – 0.02 0.01 (0.02)
Core Earnings per diluted common share
(a non-GAAP financial measure)
$ 170,900
$ 102,390
$ 42,662 $ 42,492 $ 43,618 $ 42,128 $ 18,415
$ 2.28 $ 1.88 $ 0.54
$ 0.56
$ 0.60
$ 0.58 $ 0.30